Northwestern Mutual Series Fund, Inc.

Balanced Portfolio
Supplement Dated March 15, 2024 to the

Summary Prospectus for the Balanced Portfolio Dated May 1, 2023
The following information supplements the Summary Prospectus for the Balanced Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Investment Strategy Changes and Related Risk Disclosures – Balanced Portfolio
Effective on May 1, 2024, the following changes will be made to the Fund’s summary prospectus with respect to the Balanced Portfolio:
•The strategic asset class target ranges listed in the “PRINCIPAL INVESTMENT STRATEGIES” section of the Balanced Portfolio’s Summary will be changed reflect the following ranges:
○Equity and Other Exposure: 40 – 60%
○Fixed Income or Debt Exposure: 40 – 60%
○Cash Equivalents: 0 – 10%
•The “PRINCIPAL INVESTMENT STRATEGIES” section of the Balanced Portfolio’s Summary will be modified to reflect that the Balanced Portfolio may invest in exchange-traded funds (“ETFs”) that invest in real estate investment trusts (“REITs”).
•The “PRINCIPAL INVESTMENT STRATEGIES” section of the Balanced Portfolio’s Summary will be modified to reflect that the Balanced Portfolio may invest in commodities through the purchase of swaps on physical commodities or commodity indices, including those which are traded in over-the-counter markets (“OTC”) as well as in ETFs that provide exposure to commodities.
•The “PRINCIPAL INVESTMENT STRATEGIES” section of the Balanced Portfolio’s Summary will be modified to reflect that the Balanced Portfolio is no longer limited to allocating no more than 20% of its assets, in aggregate, to the High Yield Bond Portfolio and any high yield-focused ETF.
•The “PRINCIPAL RISKS” section of the Balanced Portfolio’s Summary will be modified to include the following disclosures related to the risks of investing in commodities and REITs:
○Commodities Risk – The Portfolio’s investments in ETFs and total return swaps whose performance is linked to the price of an underlying commodity or commodity index may be subject to the risks of investing in physical commodities, including regulatory, economic and political developments, weather events, natural disasters and market disruption. Commodity prices may have greater volatility than investments in traditional securities.
○REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks; adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers or tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and government actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent on the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.
Please retain this Supplement for future reference.